TRANSAMERICA FUNDS

Transamerica Mid Cap Value Opportunities

Supplement to the Currently Effective Class R, R4 and I3 Prospectus, Summary

Prospectus and Statement of Additional Information

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Class R, R4 and I3 shares of the fund are now available for purchase.

The following replaces in its entirety the information in the Prospectus and Summary Prospectus under the heading “Performance”:

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower returns. The table includes deduction of applicable sales charges.

The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 24, 2017, and the fund is the accounting and performance survivor of the reorganizations. Transamerica Partners fund shareholders received Class R, Class R4 or Class I3 shares of the fund in the reorganizations.

The past performance shown below is for Class A shares. Class A shares are not offered in this prospectus. Although Class R, Class R4 and Class I3 shares would have similar annual returns as Class A shares because the classes are invested in the same portfolio of securities, the returns for Class R, Class R4 and Class I3 shares will differ from Class A shares to the extent that the classes have different expenses. Performance information for Class R, Class R4 and Class I3 shares will be included in a future prospectus after the classes have been in operation for one calendar year.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

	Quarter Ended Return
Best Quarter:	03/31/2015	3.76%
Worst:	09/30/2015	-2.71%

Average Annual Total Returns (periods ended December 31, 2016)

	1 Year	Since Inception	Inception Date
Class A			04/30/2014
Return before taxes	9.47%	8.24%
Return after taxes on distributions	6.80%	6.51%
Return after taxes on distributions and sale of fund shares	6.34%	5.84%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00%	8.65%

The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

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Investors Should Retain this Supplement for Future Reference

March 24, 2017